UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2021

Super League Gaming, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2912 Colorado Avenue, Suite #203 Santa Monica, California 90404
(Address of principal executive offices)
(802) 294-2754
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLGG	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On March 9, 2021, Super League Gaming, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Mobcrush Streaming, Inc. (“Mobcrush”), the Company, and SLG Merger Sub II, Inc., a wholly-owned subsidiary of the Company (“Merger Co”). The Merger Agreement provides for the acquisition of Mobcrush by Super League pursuant to the merger of Merger Co with and into Mobcrush, with Mobcrush as the surviving corporation (the “Merger”). Upon completion of the Merger, Mobcrush will be a wholly-owned subsidiary of the Company.

Merger Consideration

In accordance with the terms and subject to the conditions of the Merger Agreement: (A) each outstanding share of Mobcrush common stock, par value $0.001 per share ("Mobcrush Common Stock"), and Mobcrush preferred stock, par value $0.001 ("Mobcrush Preferred Stock", and with the Mobcrush Common Stock, the "Mobcrush Stock") (other than dissenting shares) will be canceled and converted into the right to receive (i) 0.528 shares of the Company's common stock, par value $0.001 per share ("Company Common Stock"), as determined in the Merger Agreement (the “Share Conversion Ratio”), and (ii) any cash in lieu of fractional shares of Common Stock otherwise issuable under the Merger Agreement (the "Merger Consideration"); (B) vested options of Mobcrush will be assumed by Mobcrush and converted into comparable options that are exercisable for shares of Company Common Stock, with a value determined in accordance with the Share Conversion Ratio; and (C) unvested options of Mobcrush will either be (i) assumed by the Company and converted into comparable options that are exercisable for shares of Company Common Stock, with a value as determined by the Company and Mobcrush prior to the closing of the Merger, or (ii) terminated and re-issued as options that are exercisable for shares of Company Common Stock with a value as determined by the Company and Mobcrush prior to the closing of the Merger. Subject to certain adjustments and other terms and conditions more specifically set forth in the Merger Agreement, the Company will be issuing 12,582,204 shares of Company Common Stock as the Merger Consideration.

Covenants

The Merger Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type. Mobcrush and the Company have, among other things as set forth in the Merger Agreement, agreed to take all necessary action such that effective immediately after the closing of the Merger, the Company's board of directors (the “Board”) shall consist of eight directors, of whom one individual shall be Mike Wann, the Chief Executive Officer of Mobcrush, and another individual that qualifies as an “independent director” pursuant to the rules and regulations of Nasdaq Stock Market, shall be designated by agreement between Mike Wann and the remaining members of the Board, with the remaining six individuals designated by the Company.

Conditions to Each Party’s Obligations

The obligations of the Company and Mobcrush to consummate the Merger are subject to certain closing conditions, including, but not limited to, (i) the approval of Mobcrush's and the Company’s shareholders, (ii) Mobcrush and the Company reaching an agreement as to the treatment of Mobcrush's unvested options exercisable for shares of Mobcrush Common Stock, (iii) receipt of any necessary regulatory approvals, (iv) the execution and delivery of the Support Agreements by the Voting Stockholders (as more specifically discussed below), and (v) the execution and delivery of the Registration Rights Agreement (as more specifically set forth below).

The foregoing description of the Merger Agreement is subject to and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is included as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

The Merger Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, and such representations, warrants, and covenants were made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement will be filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, security holders and reports and documents filed with the SEC. Investors and security holders are not third-party beneficiaries under Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

Voting and Support Agreements

Pursuant to the Merger Agreement, certain stockholders of Mobcrush and the Company (collectively, the “Voting Stockholders”) will enter into voting agreements (collectively, the “Support Agreements”) with the Company and Mobcrush, pursuant to which the Voting Stockholders have agreed to, among other things, (i) vote in favor of the Merger Agreement and the transactions contemplated thereby and (ii) be bound by certain other covenants and agreements related to the Merger.

The foregoing description of the Support Agreements is subject to and qualified in its entirety by reference to the full text of the form of Support Agreement, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Registration Rights Agreement

At the closing of the Merger, the Company, Mike Wann, and certain other holders of Mobcrush Preferred Stock (Mike Wann and such holders of Mobcrush Preferred stock are collectively, the "Rights Parties") will enter into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which, among other matters, the Rights Parties will be granted certain customary mandatory, demand and “piggy-back” registration rights with respect to their respective shares of Company Common Stock acquired pursuant to the Merger.

The foregoing description of the Registration Rights Agreement is subject to and qualified in its entirety by reference to the full text of the form of Amended and Restated Registration Rights Agreement, a copy of which is included as Exhibit 10.2 hereto, and the terms of which are incorporated by reference.

Item 7.01 Regulation FD Disclosure.

On March 11, 2021, the Company issued a press release announcing their entry into the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in Section 7.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall Exhibit 99.1 filed herewith be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

The Company intends to include information regarding the Merger in a proxy statement that it will file with the Securities and Exchange Commission (“SEC”), which will be mailed to its shareholders once definitive. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Merger and is not intended to form the basis of any investment decision or any other decision in respect of the Merger. The Company's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the 2021 Annual Meeting of the Shareholders of the Company (the "Annual Meeting"), as these materials will contain important information about the Company, Mobcrush and the Merger. When available, the definitive proxy statement and other relevant materials for the Annual Meeting, including information regarding the proposed Merger, will be mailed to the shareholders of the Company as of a record date to be established for voting at the Annual Meeting. Shareholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a written request to: Super League Gaming, Inc., 2912 Colorado Ave. Suite #203, Santa Monica, California 90404.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company's shareholders with respect to the Merger. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed on March 23, 2020, and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Super League Gaming, Inc., 2912 Colorado Ave., Suite #203, Santa Monica, California 90404. Additional information regarding the interests of such participants will be contained in the proxy statement for the Annual Meeting when available.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or the Company's future financial or operating performance. For example, statements about the expected timing of the completion of the Merger, the benefits of the Merger, the competitive environment, and the expected future performance (including future revenue, pro format enterprise value, and cash balance) and market opportunities of Mobcrush are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company, Mobcrush, the combined company or others following the announcement of the Merger; (3) the inability to complete the Merger due to the failure to obtain approval of the shareholders of the Company or to satisfy other conditions to closing; (4) changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Merger; (5) the ability to meet stock exchange listing standards at or following the consummation of the Merger; (6) the risk that the Merger disrupts current plans and operations of the Company as a result of the announcement and consummation of the Merger; (7) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Merger; (9) changes in applicable laws or regulations; (10) the possibility that Mobcrush or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the limited operating history of the Company; (12) the Company business may not successfully expand into other markets; and (14) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, filed on March 23, 2020, and which will be set forth in the Company's definitive proxy statement to be filed by the Company with the SEC in connection with the 2021 Annual Meeting of Shareholders of the Company.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, the Company undertakes no duty to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated March 9, 2021, by and among Super League Gaming, Inc., SLG Merger Sub II, Inc., and Mobcrush, Inc.*
10.1	Form of Registration Rights Agreement
10.2	Form of Voting Agreement
99.1	Press Release issued by Super League Gaming, Inc., dated March 11, 2021

*Certain non-material exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The registrant hereby undertakes to furnish supplemental copies of the omitted schedules and exhibits upon request by the SEC.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Gaming, Inc.

Date: March 11, 2021	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer